SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date Of Report (Date Of Earliest Event Reported): January 15, 2013

KABE EXPLORATION INC.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-52580	39-2052145
(State Or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3525 Del Mar Heights Road, Suite 357, San Diego, CA 92130
(Address Of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code (858) 699-1359

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On January 15, 2013, Kabe Exploration Inc. (the “Company”) entered into a letter of intent (the “LOI”) with Fortune Oil & Gas Ltd. (the “Seller”) pursuant to which the Company entered into negotiations to purchase some or all of the Seller’s “Deep Rights” on Sellers south-central Kansas oil/natural gas leases located in Cowley County, Kansas for a total purchase price of $781,000 to be paid in shares of common stock.  The price per share shall be $0.10 per share and a total of 7,810,000 shares will be issued.   A copy of the LOI is filed as Exhibit 10.1 to this Form 8-K.

On February 15, 2013, the Company entered into a letter of intent (“LOI2”)with Sal Mazullo (“Mazullo”) pursuant to which the Company entered into negotiations to purchase some or all of Mazullo’s “Deep Rights” on Mazullo’s south-central Kansas oil/natural gas leases for a total purchase price of $39,000.  A copy of the LOI2 is filed as Exhibit 10.2 to this Form 8-K.

On May 23, 2013, the Company entered into a term sheet (the “Term Sheet”) with Phoenix Group Capital Markets, LP (“Phoenix”) pursuant to which Phoenix shall commit to purchase up to $5,000,000 of the Company’s common stock over a period of 36 months.  The purchase price for the common stock will be 50% of the lowest volume weighted average price of the stock during the 10 consecutive trading days after the advance date.  The term sheet is intended for discussion purposes only and is not an offer for the sale or purchase of the Company’s securities.  There can be no assurance that the Company will enter into a definitive agreement with Phoenix with respect to the term sheet.  A copy of the Term Sheet is filed as Exhibit 10.3 to this Form 8-K.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 29, 2013, the Company appointed Roger A T Smith as a director of the Company.  Mr. Smith has over 35 years of drilling, completion, workover and production experience in the oil and gas industry, both onshore and offshore.  Mr. Smith has been an Extended Reach, Directional and Horizontal Drilling Advisor to K&M Technology Group since 2005.  In connection with his being appointed as a director, the Company agreed to issue Mr. Smith 350,000 shares of common stock.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Letter of Intent with Fortune Oil & Gas Ltd. dated January 15, 2013

10.2	Letter of Intent with Sal Mazullo dated February 15, 2013

10.3	Term Sheet with Phoenix Group Capital Markets, LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KABE EXPLORATION INC.

Dated: May 30, 2013	By:	/s/ Erik Ulsteen
Name: Erik Ulsteen
Title: President

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